UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2026
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Resignation
On March 2, 2026, Kathy Higgins Victor informed Conduent Incorporated (the “Company”) that she does not intend to stand for reelection at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) in order to focus on other professional commitments. Ms. Higgins Victor will remain a member of the Board and the Risk Oversight Committee and the Chair of the Compensation Committee until the Annual Meeting.
Ms. Higgins Victor’s decision not to stand for reelection was not the result of any disagreement with the Company’s operations, policies or practices.
Director Election
Effective March 4, 2026, the board of directors (the “Board”) of the Company elected Greta Van, Chief Audit Executive of Jack Henry & Associates, to the Board. Ms. Van will serve as a member of the Risk Oversight and Audit Committees of the Board.
Ms. Van will receive the standard director compensation that the Company provides to its non-employee directors (on a pro rata basis for fiscal year 2026) as described in the “Annual Director Compensation” section of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025. As of the date hereof, there are no transactions between Ms. Van and the Company that would be reportable under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Van and any other person relating to the selection of Ms. Van as a director of the Company.
Item 7.01. Regulation FD Disclosure.
On March 6, 2026, the Company issued a press release announcing the election of Ms. Van to the Board, a copy of which is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.
Date: March 6, 2026

CONDUENT INCORPORATED

By:	/s/ MICHAEL FISHERMAN
Michael Fisherman
Assistant Secretary